UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2019

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Chevron Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-00368	94-0890210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) On January 30, 2019, the Board of Directors (the “Board”) of Chevron Corporation (“Chevron”) appointed Pierre R. Breber as Vice President and Chief Financial Officer, effective April 1, 2019, replacing Patricia E. Yarrington, who has elected to retire from Chevron and will resign as Vice President and Chief Financial Officer, effective April 1, 2019.

Mr. Breber, 54, joined Chevron in 1989. He has been Executive Vice President of Downstream and Chemicals since January 2016. Prior to that, he served as Executive Vice President of Gas and Midstream from April 2015 through December 2015 and as Vice President of Gas and Midstream from January 2014 through March 2015. Among his prior roles at Chevron, Mr. Breber served as Vice President and Treasurer from January 2009 through April 2011. Mr. Breber will continue to serve as an Executive Vice President of Chevron until assuming his new position on April 1, 2019.

In connection with this appointment, Mr. Breber will (i) receive an annual base salary of $1,000,000, effective April 1, 2019, (ii) continue to be eligible to receive compensation under the Chevron Incentive Plan (“CIP”), with a 2019 CIP award target percentage of 110%, (iii) continue to be eligible to receive compensation under the Chevron Long Term Incentive Plan (“LTIP”), and (iv) continue to participate in Chevron’s other benefit and deferral plans on the same terms available to other employees. On January 30, 2019, the independent Directors of the Board ratified the following grants under the LTIP made by the Management Compensation Committee of the Board to Mr. Breber in connection with this appointment: 17,530 performance shares, 62,600 stock options, and 8,770 restricted stock units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: February 5, 2019	By:	/s/ Christine L. Cavallo
Christine L. Cavallo
Assistant Secretary